                               SECURITY FUNDS(SM)

                                   PROSPECTUS

                                FEBRUARY 1, 2002

                 o  Security Social Awareness Fund

             ------------------------------------------------------
             The  Securities   and  Exchange   Commission  has  not
             approved or  disapproved  these  securities  or passed
             upon   the   adequacy   of   this   prospectus.    Any
             representation to the contrary is a criminal offense.
             ------------------------------------------------------

                                                [SDI LOGO
                                                SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

                               TABLE OF CONTENTS
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OBJECTIVE

Described below is the investment  objective for Security Social Awareness Fund.
The  Fund's  Board of  Directors  may change its  investment  objective  without shareholder approval. As with any investment, there can be no guarantee the Fund will achieve its investment objective.

The Security Social Awareness Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing,  under normal  circumstances,  in a well-diversified  portfolio of equity  securities  that the Investment  Manager,
Security Management Company, LLC, believes have above-average earnings potential and which meet certain established social criteria.  The Fund also may invest in companies that are included in the Domini 400 Social  IndexSM,  which  companies will be deemed to comply with Fund's social criteria.

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The DOMINI 400 SOCIAL INDEXSM (DSI) is a market  capitalization-weighted  common stock index.  It monitors the  performance  of 400 U.S.  corporations  that pass multiple,  broad-based social screens. The DSI 400 consists of approximately 250 companies  included  in the  Standard  & Poor's  500  Index,  approximately  100 additional  large  companies  not  included  in the S&P but  providing  industry representation,  and  approximately  50 additional  companies with  particularly strong  social  characteristics.  The DSI is  maintained  by Kinder,  Lydenberg,
Domini & Co., Inc.
--------------------------------------------------------------------------------

The   Investment   Manager   uses  a   "bottom-up"   approach   when   selecting
growth-oriented  and  value-oriented  stocks.  The Fund typically invests in the common stock of  companies  whose total market value is $5 billion or greater at the time of purchase.

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BOTTOM-UP  APPROACH means that the  Investment  Manager  primarily  analyzes the fundamentals of individual  companies  rather than focusing on broader market or sector themes.  Some of the factors which the  Investment  Manager looks at when analyzing individual  companies include relative earnings growth,  profitability trends,  the company's  financial  strength,  valuation analysis and strength of management.

GROWTH-ORIENTED STOCKS are stocks of established companies that typically have a record of consistent growth.

VALUE-ORIENTED   STOCKS  are  stocks  of  companies  that  are  believed  to  be undervalued  in terms of price or other  financial  measurements  and that  have above average growth potential.
--------------------------------------------------------------------------------

After identifying  potential  investments,  the Investment Manager determines if the securities meet the Fund's  established  social criteria.  The Fund does not invest in securities of companies that engage in the production of:

o  Nuclear energy

o  Alcoholic beverages

o  Tobacco products

Additionally,  the Fund does not invest in companies that  significantly  engage in:

o  The manufacture of weapons

o  Practices that have a detrimental effect on the environment

o  The gambling industry

The Fund seeks out companies that:

o  Contribute substantially to the communities in which they operate

o  Demonstrate a positive record on employment relations

o  Demonstrate  substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents

o  Take notably positive steps in addressing environmental challenges

The Investment Manager continues to evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Fund's social criteria. If the  Investment  Manager  determines  that a security  held by the Fund does not comply with its social criteria,  the security is sold within a reasonable time.
This  requirement  may cause the Fund to sell the security at a  disadvantageous time.

The Fund may invest a portion of its assets in options  and  futures  contracts.
These  instruments  may be used to  hedge  the  Fund's  portfolio,  to  maintain exposure to the equity markets or to increase returns.

Under adverse market conditions, the Fund could invest some or all of its assets in cash and money  market  securities.  Although  the Fund would do this only in seeking  to avoid  losses,  the Fund may be  unable  to  pursue  its  investment objective  during that time, and it could reduce the benefit from any upswing in the market.

MAIN RISKS

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An  investment  in the Fund is not a  deposit  of a bank and is not  insured  or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.  The value of an investment in the Fund will go up and down, which means investors could lose money.
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MARKET RISK -- While equity  securities have  historically been a leading choice of  long-term  investors,  they do  fluctuate  in price.  Their  prices  tend to fluctuate  more  dramatically  over the shorter term than do the prices of other asset  classes.  These  movements may result from factors  affecting  individual companies,  or from broader  influences like changes in interest  rates,  market conditions,  investor  confidence  or  announcements  of economic,  political or financial information.

SOCIAL   INVESTING  --  Investment  in  companies  that  must  meet  the  Fund's established  social criteria may present  additional risks because it will limit the availability of investment  opportunities compared to those of similar funds which do not  impose  such  restrictions  on  investment.  In  addition,  if the
Investment  Manager  determines that a security held by the Fund does not comply with its social criteria,  the Fund must sell the security at a time when it may be disadvantageous to do so.

VALUE STOCKS --  Investments  in value stocks are subject to the risk that their intrinsic  values may never be realized by the market,  or that their prices may go down.  While the Fund's  investments  in value stocks may limit downside risk over time, the Fund may, as a trade-off,  produce more modest gains than riskier stock funds.

GROWTH  STOCKS -- While  potentially  offering  greater  or more  rapid  capital appreciation potential than value stocks,  investments in growth stocks may lack the dividend  yield that can cushion  stock prices in market  downturns.  Growth companies  often are expected to increase  their  earnings at a certain rate. If expectations are not met,  investors can punish the stocks,  even if earnings do increase.

ADDITIONAL  INFORMATION  -- For more  information  about the  Fund's  investment program,  including  additional  information about the risks of certain types of investments,  please see the  "Investment  Policies  and  Management  Practices"
section of the prospectus.

PAST PERFORMANCE

The chart and table on the following  page provide some  indication of the risks of investing in the Fund by showing changes in the Fund's  performance from year to year and by showing how the Fund's average annual total returns have compared to those of a broad  measure  of  market  performance.  In  addition,  the table compares  the Fund to a narrower  index that more closely  mirrors the Fund.  As with all mutual funds, past performance is not a prediction of future results.

The bar chart does not reflect the sales  charge  applicable  to Class A shares, which if reflected,  would lower the returns shown. Average annual total returns for the Fund's Class A shares  include  deduction of the 5.75%  front-end  sales charge, for Class B shares include the appropriate  deferred sales charge, which is 5% in the first  year  declining  to 0% in the sixth and later  years and for
Class C shares include deduction of the deferred sales charge of 1% in the first year.  Performance  information for Class S shares is not included as that share class has less than one full calendar year of operating history.

================================================================================
SECURITY SOCIAL AWARENESS FUND - CLASS A
================================================================================

                  [BAR GARPH PLOTTED FROM DATA IN TABLE BELOW]

                1997      1998      1999       2000       2001
                ----      ----      ----       ----       ----
                22.3%     30.4%     15.5%     -12.5%     -13.1%

          ------------------------------------------------------------
          HIGHEST AND LOWEST RETURNS
          (QUARTERLY 1997-2001)
          ------------------------------------------------------------
                                                       QUARTER ENDED
          Highest                       23.50%       December 31, 1998
          Lowest                       -15.33%      September 30, 2001
          ------------------------------------------------------------

          ------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS
          (THROUGH DECEMBER 31, 2001)
          ------------------------------------------------------------
                                PAST         PAST       LIFE OF FUND
                               1 YEAR       5 YEARS    (SINCE 11/4/96)
          Class A              -18.07%       5.72%         5.57%
          Class B              -18.31%       5.49%         5.64%
          Class C              -14.83%        N/A         -6.63%(1)
          Domini Social 400    -12.07%      11.77%        12.55%(2)
          ------------------------------------------------------------
          1  For the  period  beginning  January  29,  1999  (date  of inception) to December 31, 2001.

          2  Index  performance  information  is only available to the
             Fund at the  beginning  of each  month.  The  performance
             numbers  above  for  the  Domini  Social  400 are for the
             period  November 1, 1996 to December 31, 2001. The Domini
             Social Index  performance  for the period January 1, 1999
             to December 31, 2001 was -2.12%.
          ------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

THIS TABLE  DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
SHARES OF THE FUND.

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SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------
                                         CLASS A    CLASS B    CLASS C   CLASS S
                                         SHARES    SHARES(1)   SHARES    SHARES
Maximum Sales Charge Imposed
on Purchases (as a percentage
of offering price)                       5.75%       None       None      None

Maximum Deferred Sales Charge
(as a percentage of original
purchase price or redemption
proceeds, whichever is lower)            None(2)     5%(3)      1%(4)     6%(5)
--------------------------------------------------------------------------------
1  Class B shares convert tax-free to Class A shares  automatically  after eight years.

2  Purchases of Class A shares in amounts of  $1,000,000 or more are not subject to an initial sales load;  however,  a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3  5% during the first year, decreasing to 0% in the sixth and following years.

4  A deferred  sales charge of 1% is imposed in the event of  redemption  within one year of purchase.

5  6% during the first year, decreasing to 0% in the eighth and following years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
              MANAGEMENT      DISTRIBUTION        OTHER       TOTAL ANNUAL FUND
                FEES         (12B-1) FEES(1)     EXPENSES     OPERATING EXPENSES
Class A         1.00%             None            0.43%             1.43%
Class B         1.00%             1.00%           0.43%             2.43%
Class C         1.00%             1.00%           0.45%             2.45%
Class S         1.00%             1.00%           0.38%             2.38%
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1  The Fund has also adopted a Brokerage  Enhancement Plan under Rule 12b-1, but has not yet  implemented  the  Plan.  If the  Brokerage  Enhancement  Plan is
   implemented,  it is not  expected  that the  amounts  received  by the Fund's distributor  would  exceed  0.05% of the  Fund's  average  net  assets.  This additional amount is not reflected in the "Distribution (12b-1) Fees"' column of the table.
--------------------------------------------------------------------------------

EXAMPLE

This  Example is intended to help you compare the cost of  investing in the Fund with the cost of investing in other mutual funds.

The Example  assumes  that you invest  $10,000 in the Fund for the time  periods indicated.  The Example also assumes that your  investment  has a 5% return each year and that the  Fund's  operating  expenses  remain the same.  Although  your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the  following  expenses if you redeemed your shares at the end of each period.

            --------------------------------------------------------
                         CLASS A     CLASS B     CLASS C     CLASS S
            --------------------------------------------------------
            1 Year       $  712      $  746      $  348      $  841
            3 Years       1,001       1,058         764       1,242
            5 Years       1,312       1,496       1,306       1,570
            10 Years      2,190       2,518       2,786       2,716
            --------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.

            --------------------------------------------------------
                         CLASS A     CLASS B     CLASS C     CLASS S
            --------------------------------------------------------
            1 Year       $  712      $  246      $  248      $  241
            3 Years       1,001         758         764         742
            5 Years       1,312       1,296       1,306       1,270
            10 Years      2,190       2,518       2,786       2,716
            --------------------------------------------------------

INVESTMENT MANAGER

Security Management  Company,  LLC (the "Investment  Manager"),  700 SW Harrison
Street,  Topeka, Kansas 66636, is the Fund's investment manager. On December 31,
2001, the aggregate  assets of all of the Funds under the investment  management of the Investment Manager were approximately $5.3 billion.

Although the Fund has no current plans to use the services of a sub-advisor,  it may wish to do so in the future.  Accordingly,  the  Investment  Manager and the
Fund have  received  from the  Securities  and Exchange  Commission an exemptive order for a multi-manager  structure that allows the Investment Manager to hire, replace or  terminate  sub-advisors  without the approval of  shareholders.  The order also allows the Investment Manager to revise a sub-advisory agreement with the  approval of Fund  Directors,  but without  shareholder  approval.  If a new sub-advisor  is  hired,  shareholders  will  receive  information  about the new sub-advisor  within 90 days of the change.  The order allows the Fund to operate more efficiently and with greater flexibility.  If the Fund uses the services of a sub-advisor in the future, the Investment  Manager would anticipate  providing the following oversight and evaluation services to the Fund:

o  performing initial due diligence on prospective sub-advisors for the Fund

o  monitoring the performance of the sub-advisor(s)

o  communicating performance expectations to the sub-advisor(s)

o  ultimately  recommending  to the Board of Directors  whether a  sub-advisor's contract should be renewed, modified or terminated.

The Investment  Manager does not expect it would recommend  frequent  changes of sub-advisors.

MANAGEMENT  FEES -- The investment  management  fees paid by the Fund during the last fiscal year were equal to 1.00% of the Fund's average net assets.

The Investment  Manager may waive some or all of its management fee to limit the total  operating  expenses  of the Fund to a  specified  level.  The  Investment
Manager  also may  reimburse  expenses  of the Fund from time to time to help it maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

PORTFOLIO MANAGER -- CINDY SHIELDS,  Vice President and Senior Portfolio Manager
of the  Investment  Manager,  has  managed the Social  Awareness  Fund since its inception  in 1996.  She joined the  Investment  Manager  in 1989.  Ms.  Shields graduated from Washburn  University  with a bachelor of business  administration degree, majoring in finance and economics.  She is a Chartered Financial Analyst charterholder with 13 years of investment experience.

BUYING SHARES

Shares  of the Fund are  available  through  broker/dealers,  banks,  and  other financial  intermediaries  that have an agreement  with the Fund's  Distributor,
Security  Distributors,  Inc. A broker/dealer may impose a transaction charge on the purchase of fund shares. Fund shares purchased directly from the Fund to not contain a transaction  charge but may contain a front-end  sales charge as noted
under "Class A shares."

There are four different ways to buy shares of the Fund--Class A shares, Class B shares, Class C shares or Class S shares. The different classes of a Fund differ primarily with respect to the sales charges and Rule 12b-1  distribution fees to which they are  subject.  The minimum  initial  investment  is $100.  Subsequent investments must be $100 (or $20 under an Accumulation  Plan). The Fund reserves the right to reject any order to purchase shares.

CLASS A SHARES -- Class A shares are  subject  to a sales  charge at the time of purchase.  An order for Class A shares  will be priced at the  Fund's  net asset value per share (NAV),  plus the sales charge set forth in the following  table.
The NAV,  plus the sales  charge is the  "offering  price."  The  Fund's  NAV is generally  calculated as of the close of trading on every day the New York Stock
Exchange  is  open.  An  order  for  Class A shares  is  priced  at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

       ------------------------------------------------------------------
                                               SALES CHARGE
                                -----------------------------------------
                                 AS A PERCENTAGE      AS A PERCENTAGE OF
       AMOUNT OF ORDER          OF OFFERING PRICE     NET AMOUNT INVESTED
       ------------------------------------------------------------------
       Less than $50,000 .......      5.75%                  6.10%
       $50,000 to $99,999 ......      4.75%                  4.99%
       $100,000 to $249,999 ....      3.75%                  3.90%
       $250,000 to $499,999 ....      2.75%                  2.83%
       $500,000 to $999,999 ....      2.00%                  2.04%
       $1,000,000 or more* .....      None                   None
       ------------------------------------------------------------------
       *Purchases of $1,000,000 or more are not subject to a sales charge at the time of  purchase,  but are  subject to a  deferred  sales charge of 1.00% if redeemed  within one year following  purchase.
        The deferred  sales  charge is a percentage  of the lesser of the
        NAV of the shares redeemed or the net cost of such shares. Shares that are not  subject to a  deferred  sales  charge are  redeemed first.
       ------------------------------------------------------------------

Please see  Appendix A for options  that are  available  for  reducing the sales charge applicable to purchases of Class A shares.

CLASS B SHARES -- Class B shares are not  subject to a sales  charge at the time of  purchase.  An order for Class B shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund. The Fund's NAV is generally calculated  as of the close of trading on every day the New York Stock  Exchange is open.

Class B shares are subject to a deferred  sales  charge if redeemed  within five years from the date of purchase.  The deferred  sales charge is a percentage  of the NAV of the shares at the time they are  redeemed  or the  original  purchase price,  whichever  is less.  Shares that are not subject to the  deferred  sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred  sales charge is based upon the number of years since the shares were purchased, as follows:

                        --------------------------------
                        NUMBER OF YEARS       DEFERRED
                        SINCE PURCHASE      SALES CHARGE
                        --------------------------------
                              1                  5%
                              2                  4%
                              3                  3%
                              4                  3%
                              5                  2%
                          6 and more             0%
                        --------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of the Deferred Sales Charge," page 8.

CLASS B DISTRIBUTION  PLAN -- The Fund has adopted a Class B  Distribution  Plan that  allows  the  Fund  to  pay  distribution  fees  to  the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class B shares and services to  shareholders.  The distribution fee is equal to 1.00% of the  average  daily  net  assets  of the  Fund's  Class B  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous to Class B shareholders because Class A shares are subject to a lower  distribution  fee than Class B shares. A pro rata amount of Class B shares  purchased  through the  reinvestment  of  dividends  or other distributions  is also  converted  to  Class A  shares  each  time  that  shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not  subject to a sales  charge at the time of  purchase.  An order for Class C shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund. The Fund's NAV is generally calculated  as of the close of trading on every day the New York Stock  Exchange is open.

Class C shares  are  subject  to a deferred  sales  charge of 1.00% if  redeemed within  one year  from the date of  purchase.  The  deferred  sales  charge is a percentage  of the NAV of the  shares  at the  time  they  are  redeemed  or the original  purchase price,  whichever is less. Shares that are not subject to the deferred sales charge are redeemed first.  Then, shares held the longest will be the first to be redeemed.  The Distributor  will waive the deferred sales charge under certain circumstances. See "Waiver of the Deferred Sales Charge," page 8.

CLASS C DISTRIBUTION  PLAN -- The Fund has adopted a Class C  Distribution  Plan that  allows  the  Fund  to  pay  distribution  fees  to  the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class C shares and services to  shareholders.  The distribution fee is equal to 1.00% of the  average  daily  net  assets  of the  Fund's  Class C  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

CLASS S SHARES -- Class S shares are not  subject to a sales  charge at the time of  purchase.  An order for Class S shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund. The Fund's NAV is generally calculated  as of the close of trading on every day the New York Stock  Exchange is open.

Class S shares are subject to a deferred  sales charge if redeemed  within seven years from the date of purchase.  The deferred  sales charge is a percentage  of the NAV of the shares at the time they are  redeemed  or the  original  purchase price,  whichever  is less.  Shares that are not subject to the  deferred  sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred  sales charge is based upon the number of years since the shares were purchased, as follows:

                  --------------------------------------------
                  YEAR SINCE PURCHASE      CONTINGENT DEFERRED
                   PAYMENT WAS MADE           SALES CHARGE
                  --------------------------------------------
                        First                      6%
                        Second                     6%
                        Third                      5%
                        Fourth                     4%
                        Fifth                      3%
                        Sixth                      2%
                        Seventh                    1%
                  Eighth and Following             0%
                  --------------------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances.  See "Waiver of the Deferred Sales Charge," page 8. Investors for whom  Class S shares may be  appropriate  include  (1)  persons  working  with a registered investment adviser, financial planner or other financial intermediary where financial  planning,  asset allocation or other services are provided at a reduced fee, or for no additional fee; (2) qualified  retirement plans where the selling dealer is absorbing  certain plan expenses and (3) investors with unique service  needs.  In each of the  foregoing  cases,  with the purchase of Class S shares the investor is receiving  services at reduced or no additional  cost, in addition to Fund shares. The Fund does not monitor or make any representation as to the quality or value of any of the foregoing services.

CLASS S DISTRIBUTION  PLAN -- The Fund has adopted a Class S  Distribution  Plan that  allows  the  Fund  to  pay  distribution  fees  to  the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class S shares and services to  shareholders.  The distribution fee is equal to 1.00% of the  average  daily  net  assets  of the  Fund's  Class S  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

BROKERAGE  ENHANCEMENT PLAN -- The Fund has adopted a Brokerage Enhancement Plan
(the  "Plan")  in  accordance  with  the  provisions  of Rule  12b-1  under  the
Investment  Company  Act of  1940.  However,  to  date,  the  Plan  has not been implemented. If implemented,  the Plan would use available brokerage commissions to promote the sale and distribution of Fund shares.

Under the Plan, the Fund may direct the  Investment  Manager or a sub-advisor to use certain broker-dealers for securities  transactions,  subject to the duty of best execution.  These broker-dealers have agreed either (1) to pay a portion of their  commission from the sale and purchase of securities to the Distributor or other introducing  brokers ("Brokerage  Payments"),  or (2) to provide brokerage credits,  benefits or services ("Brokerage  Credits").  The Distributor will use all Brokerage  Payments and Credits  (other than a minimal  amount to defray its legal and  administrative  costs) to finance activities that are meant to result in the sale of the Funds' shares, including:

o  holding or participating in seminars and sales meetings promoting the sale of the Fund's shares

o  paying marketing fees requested by broker-dealers who sell the Funds

o  training sales personnel

o  creating and mailing advertising and sales literature

o  financing  any other  activity  that is intended to result in the sale of the
   Fund's shares.

The Plan  permits the  Brokerage  Payments and Credits  generated by  securities transactions  from the Fund to inure to the benefit of other Funds as well.  The
Plan is not  expected  to increase  the  brokerage  costs of the Fund.  For more information about the Plan, please read the "Allocation of Portfolio  Brokerage"
section of the Statement of Additional Information.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

o  Upon the death of the  shareholder if shares are redeemed  within one year of the shareholder's death

o  Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder  becoming disabled and the shareholder was not disabled when the shares were purchased

o  In connection  with required  minimum  distributions  from a retirement  plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue
   Code

o  In connection  with  distributions  from  retirement  plans  qualified  under
   Section 401(a) or 401(k) of the Internal Revenue Code for:

   -  returns of excess contributions to the plan

   -  retirement of a participant in the plan

   -  a loan  from the plan  (loan  repayments  are  treated  as new  sales  for purposes of the deferred sales charge)

o  Upon the financial  hardship (as defined in regulations  under the Code) of a participant in a plan

o  Upon termination of employment of a participant in a plan

o  Upon any other permissible withdrawal under the terms of the plan

CONFIRMATIONS AND STATEMENTS -- The Fund will send you a confirmation  statement after every  transaction  that  affects your  account  balance or  registration.
However,  certain  automatic  transactions may be confirmed on a quarterly basis including systematic withdrawals,  automatic purchases and reinvested dividends.
Each shareholder will receive a quarterly  statement  setting forth a summary of the transactions that occurred during the preceding quarter.

SELLING SHARES

Selling  your shares of a Fund is called a  "redemption,"  because the Fund buys back its  shares.  A  shareholder  may sell  shares at any time.  Shares will be redeemed  at the NAV next  determined  after the order is accepted by the Fund's transfer  agent,  less any  applicable  deferred  sales charge.  A Fund's NAV is generally  calculated as of the close of trading on every day the New York Stock
Exchange is open.  Any share  certificates  representing  Fund shares being sold must be returned with a request to sell the shares.

When redeeming  recently purchased shares, if the Fund has not collected payment for the  shares,  it may  delay  sending  the  proceeds  until it has  collected payment, which may take up to 15 days.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

o  The name and signature of the account owner(s)

o  The name of the Fund

o  The dollar amount or number of shares to sell

o  Where to send the proceeds

o  A signature guarantee if

   -  The check will be mailed to a payee or address  different than that of the account owner, or

   -  The sale of shares is more than $10,000.

--------------------------------------------------------------------------------
A SIGNATURE  GUARANTEE  helps protect  against  fraud.  Banks,  brokers,  credit unions, national securities exchanges and savings associations provide signature guarantees.  A notary public is not an eligible signature  guarantor.  For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

Mail your request to:

                        Security Management Company, LLC
                        P.O. Box 750525
                        Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

o  INDIVIDUAL  OR JOINT  TENANTS:  Written  instructions  must be  signed  by an individual  shareholder,  or in  the  case  of  joint  accounts,  all  of the shareholders, exactly as the name(s) appears on the account.

o  UGMA OR UTMA:  Written  instructions  must be signed by the  custodian  as it appears on the account.

o  SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

o  CORPORATION  OR  ASSOCIATION:  Written  instructions  must be  signed  by the person(s)  authorized  to act on the account.  A certified  resolution  dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Fund.

o  TRUST: Written instructions must be signed by the trustee(s).  If the name of
   the  current   trustee(s)  does  not  appear  on  the  account,  a  certified certificate of incumbency dated within 60 days must also be submitted.

o  RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461, extension 3127, on weekdays  (except  holidays)  between 7:00 a.m. and 6:00 p.m.  Central time. The
Fund  requires  that  requests for  redemptions  over $10,000 be in writing with signatures  guaranteed.  You may not close your  account by  telephone or redeem shares for which a certificate  has been issued.  If you would like to establish this option on an existing account, please call 1-800-888-2461,  extension 3127.
Shareholders  may not redeem  shares held in an  Individual  Retirement  Account
("IRA") or 403(b)(7) account by telephone.

BY BROKER -- You may redeem your shares through your broker.  Brokers may charge a commission upon the redemption of shares.

PAYMENT OF  REDEMPTION  PROCEEDS  -- Payments  may be made by check.  Redemption proceeds  will be sent to the  shareholder(s)  of record at the  address  on our records  generally within seven days of receipt of a valid  redemption  request.
For a charge of $20 deducted from redemption  proceeds,  the Investment  Manager will provide a certified or cashier's check, or send the redemption  proceeds by express  mail,  upon the  shareholder's  request  or send the  proceeds  by wire transfer to the  shareholder's  bank account upon  receipt of  appropriate  wire transfer instructions.

In addition,  redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

The Fund may suspend the right of  redemption  during any period when trading on the New York Stock  Exchange is  restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

DIVIDENDS AND TAXES

Each Fund pays its shareholders  dividends from its net investment  income,  and distributes any net capital gains that it has realized, at least annually.  Your dividends and distributions  will be reinvested in the Fund, unless you instruct the  Investment  Manager  otherwise.  There  are no fees  or  sales  charges  on reinvestments.

TAX ON  DISTRIBUTIONS  --  Fund  dividends  and  distributions  are  taxable  to shareholders  (unless  your  investment  is in an  IRA or  other  tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax,  dividends and distributions may be subject to state and local taxes.  If the Fund  declares a dividend or  distribution  in October,
November or December but pays it in January,  you may be taxed on that  dividend or  distribution  as if  you  received  it in the  previous  year.  In  general, distributions from the Fund are taxable as follows:

--------------------------------------------------------------------------------
                                                              TAX RATE FOR 28%
TYPE OF DISTRIBUTION            TAX RATE FOR 15% BRACKET      BRACKET OR ABOVE
--------------------------------------------------------------------------------
Income dividends                  Ordinary Income rate      Ordinary Income rate
Short-term capital gains          Ordinary Income rate      Ordinary Income rate
Long-term capital gains                   10%                       20%
Long-term capital gains
  (held for 5 years or more)               8%                       18%
--------------------------------------------------------------------------------

Tax-deferred  retirement  accounts  generally  do not  generate a tax  liability unless you are taking a distribution or making a withdrawal.

The Fund has  "short-term  capital  gains" when it sells shares within 12 months after buying them. The Fund has  "long-term  capital gains" when it sells shares that  it has  owned  for  more  than  12  months.  The  Fund  expects  that  its distributions will consist primarily of net long-term capital gains.

The  Fund  will  mail  you   information   concerning  the  tax  status  of  the
distributions  for each calendar  year on or before  January 31 of the following year.

TAXES ON SALES OR  EXCHANGES -- You may be taxed on any sale or exchange of Fund shares.  The amount of gain or loss will depend  primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The previous  table can provide a guide for your  potential tax  liability  when selling or exchanging  Fund shares.  "Short-term  capital gains" applies to Fund shares sold or exchanged up to one year after  buying them.  "Long-term  capital gains" applies to shares held for more than one year.

BACKUP  WITHHOLDING  -- As with all  mutual  funds,  a Fund may be  required  to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable  to you if you fail to  provide  the Fund  with  your  correct  taxpayer identification  number or to make required  certifications,  or if you have been notified  by the  Internal  Revenue  Service  that  you are  subject  to  backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal  Revenue Service ensures it will collect taxes otherwise due.
Any  amounts  withheld  may be credited  against  your U.S.  federal  income tax liability.

You should  consult your tax  professional  about  federal,  state and local tax consequences  to you of an investment  in the Fund.  Please see the Statement of
Additional Information for additional tax information.

DETERMINATION OF NET ASSET VALUE

The net asset  value per share  (NAV) of the Fund is computed as of the close of regular  trading hours on the New York Stock Exchange  (normally 3 p.m.  Central time) on days when the  Exchange is open.  The  Exchange is open Monday  through
Friday, except on observation of the following holidays:  New Year's Day, Martin
Luther King, Jr. Day, Presidents' Day, Good Friday,  Memorial Day,  Independence
Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund's NAV is generally  based upon the market value of  securities  held in the Fund's  portfolio.  If market  prices are not  available,  the fair value of securities  is  determined  using  procedures  approved  by the Fund's  Board of
Directors.  In  addition,  if  between  the time  trading  ends on a  particular security and the close of trading on the New York Stock  Exchange,  events occur that  materially  affect  the  value of the  security,  the  Funds may value the security at its fair value as determined in good faith by the Investment Manager under procedures approved by the Board of Directors.  In such a case, the Fund's net asset value will be subject to the judgment of the Investment Manager rather than being determined by the market.

SHAREHOLDER SERVICES

ACCUMULATION  PLAN -- An  investor  may  choose to invest in the Fund  through a voluntary  Accumulation  Plan.  This  allows for an initial  investment  of $100 minimum and subsequent  investments of $20 minimum at any time. An  Accumulation
Plan involves no obligation to make periodic  investments,  and is terminable at will.

Payments are made by sending a check to the  Distributor who (acting as an agent for the dealer) will purchase whole and fractional  shares of the Fund as of the close of business  on such day as the payment is  received.  The  investor  will receive a confirmation and statement after each investment.

Investors may also choose to use an Automatic  Investment  Plan  (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to
3  business  days  before  the  date  scheduled  to  purchase  Fund  shares.  An application for an Automatic Investment Plan may be obtained from the Fund.

SYSTEMATIC  WITHDRAWAL  PROGRAM  --  Shareholders  who wish to  receive  regular monthly,  bi-monthly,  quarterly,  semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a  specified  percentage  of the initial or current  account  value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current  aggregate net asset value of $5,000 or more are deposited with the Investment  Manager,  which will act as agent for the shareholder under the  Program.  Shares are  liquidated  at net asset  value.  The  Program may be terminated on written notice,  or it will terminate  automatically if all shares are liquidated or redeemed from the account.

A  shareholder  may  establish a Systematic  Withdrawal  Program with respect to
Class B, Class C and Class S shares  without the  imposition  of any  applicable contingent  deferred sales charge,  provided that such withdrawals do not in any
12-month period, beginning on the date the Program is established, exceed 10% of the value of the  account on that date  ("Free  Systematic  Withdrawals").  Free
Systematic  Withdrawals are not available if a Program  established with respect to Class B, Class C or Class S shares  provides for withdrawals in excess of 10%
of  the  value  of the  account  in any  Program  year  and,  as a  result,  all withdrawals  under such a Program would be subject to any applicable  contingent deferred  sales  charge.  Free  Systematic  Withdrawals  will be made  first  by redeeming  those shares that are not subject to the  contingent  deferred  sales charge and then by redeeming  shares held the longest.  The contingent  deferred sales charge  applicable  to a redemption  of Class B, Class C or Class S shares requested while Free Systematic Withdrawals are being made will be calculated as described  under "Buying  Shares,"  above. A Systematic  Withdrawal  form may be obtained from the Fund.

EXCHANGE  PRIVILEGE --  Shareholders  of the Fund may exchange  their shares for shares of certain other mutual funds,  which currently  include Security Equity,
Ultra, Growth and Income, Total Return, Global, Mid Cap Value, Small Cap Growth,
Enhanced  Index,  International,   Select  25,  Large  Cap  Growth,  Technology,
Diversified Income, Municipal Bond and High Yield Funds.

Shareholders  who hold  their  shares  in a  tax-qualified  retirement  plan may exchange shares of the Fund for shares of Security  Capital  Preservation  Fund, but may not exchange into Security  Municipal Bond Fund.  Shareholders  also may exchange  their shares of the Funds for shares of Security  Cash Fund,  provided that exchanges to Security Cash Fund are not available to shareholders  who have purchased through the following  custodial  accounts of the Investment  Manager:
403(b)(7)  accounts,  SEPP accounts and SIMPLE plans.  All exchanges are made at the relative net asset value of the funds on the date of the exchange.

Exchanges  may be made only in those  states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently  imposed on such an exchange.  Shares of a particular  class of the
Fund may be  exchanged  only for shares of the same  class of another  available fund or for shares of Security Cash Fund, if  available.  At present,  Municipal
Bond Fund does not offer Class C or Class S shares.  Any  applicable  contingent deferred sales charge will be imposed upon  redemption  and calculated  from the date of the  initial  purchase  without  regard to the time  shares were held in
Security Cash Fund.  For tax purposes,  an exchange is a sale of shares that may result in a taxable  gain or loss.  Special  rules  may apply to  determine  the amount  of gain or  loss on an  exchange  occurring  within  ninety  days  after purchase of the exchanged shares.  Exchanges are made upon receipt of a properly completed  Exchange  Authorization  form. A current  prospectus of the fund into which an  exchange  is made will be given to each  shareholder  exercising  this privilege.

The terms of an  employee-sponsored  retirement  plan may affect a shareholder's right to  exchange  shares as  described  above.  Contact  your plan  sponsor or administrator  to determine if all of the exchange  options  discussed above are available under your plan.

To  exchange   shares  by  telephone,   a   shareholder   must  hold  shares  in
non-certificate  form and must  either have  completed  the  Telephone  Exchange section of the application or a Telephone Transfer  Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the  Investment  Manager,  a  shareholder  may  exchange  shares by telephone by calling  the  Fund  at  1-800-888-2461,  extension  3127,  on  weekdays  (except holidays)  between the hours of 7:00 a.m. and 6:00 p.m.  Central time.  Exchange requests  received by telephone  after the close of the New York Stock  Exchange
(normally  3:00 p.m.  Central  time) will be treated as if  received on the next business day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset  rebalancing,  may be changed or discontinued at any time by either the Investment Manager or the Fund upon 60 days' notice to shareholders.

DOLLAR  COST  AVERAGING.  This option is  available  only to  shareholders  of a
403(b)(7)  account  sponsored by the  Investment  Manager and opened on or after
June 5, 2000. This option allows such shareholders to make periodic exchanges of shares from Capital  Preservation Fund (held in non-certificate  form) to one or more of the funds  available  under the exchange  privilege as described  above.
Such periodic  exchanges in which securities are purchased at regular  intervals are known as "dollar cost  averaging."  With dollar cost averaging,  the cost of the securities  gets averaged over time and possibly over various market cycles.
Dollar cost  averaging  does not  guarantee  profits,  nor does it assure that a shareholder will not have losses.

Shareholders may obtain a dollar cost averaging request form from the Investment
Manager.  Shareholders designate on the form whether amounts are to be exchanged on the basis of a specific  dollar  amount or a specific  number of shares.  The
Investment  Manager will exchange  shares as requested on the first business day of the month.

The Investment  Manager will make  exchanges  until account value in the Capital
Preservation  Fund is depleted or until you instruct the  Investment  Manager to terminate dollar cost averaging.  Dollar cost averaging may be terminated at any time by written request to the Investment Manager.

ASSET REBALANCING.  This option is available only to shareholders of a 403(b)(7)
account sponsored by the Investment Manager and opened on or after June 5, 2000.
This option allows such  shareholders to automatically  exchange shares of those funds available  under the exchange  privilege as described above on a quarterly basis to maintain a particular  percentage allocation among the funds. Shares of such funds must be held in  non-certificate  form.  Account value allocated to a fund will grow or  decline  in value at  different  rates  during  the  selected period, and asset rebalancing will automatically reallocate account value in the funds to the allocation you select on a quarterly basis.

Shareholders  may obtain an asset  rebalancing  request form from the Investment
Manager.  You must designate on the form the applicable funds and the percentage of account  value to be  maintained  in each fund.  Thereafter,  the  Investment
Manager will  exchange  shares of the funds to maintain  that  allocation on the first business day of each calendar quarter. Asset rebalancing may be terminated at any time by written request to the Investment Manager.

RETIREMENT  PLANS -- The Fund has available  tax-qualified  retirement plans for individuals,  prototype plans for the self-employed,  pension and profit sharing plans for  corporations  and  custodial  accounts for employees of public school systems and  organizations  meeting the requirements of Section 501(c)(3) of the
Internal Revenue Code. Further  information  concerning these plans is contained in the Fund's Statement of Additional Information.

GENERAL INFORMATION

SHAREHOLDER  INQUIRIES  --  Shareholders  who have  questions  concerning  their account or wish to obtain  additional  information,  may call the Fund (see back cover for address and telephone number), or contact their securities dealer.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed  look at some of the types of securities  the Fund may hold in its portfolio and the various kinds of management practices that may be used in the  portfolio.  The Fund's  holdings of certain types of investments cannot exceed a maximum percentage of net assets.  These percentage  limitations are set forth in the Statement of Additional  Information.  While the percentage limitations  provide  a useful  level of  detail  about  the  Fund's  investment program, they should not be viewed as an accurate gauge of the potential risk of the  investment.  For example,  in a given  period,  a 5%  investment in futures contracts could have  significantly  more of an impact on the Fund's share price than its weighting in the portfolio.  The net effect of a particular  investment depends on its  volatility and the size of its overall return in relation to the performance of all of the Fund's other investments. The Portfolio Manager of the
Fund has  considerable  leeway in choosing  investment  strategies and selecting securities she believes will help the Fund achieve its objective.  In seeking to meet its  investment  objective,  the Fund may invest in any type of security or instrument  whose  investment  characteristics  are  consistent  with the Fund's investment program.

The Fund is subject to certain  investment  policy  limitations  referred  to as
"fundamental  policies."  The  fundamental  policies  cannot be changed  without shareholder  approval.  Some of the more important fundamental policies are that the Fund will not:

o  with respect to 75% of its total assets,  invest more than 5% of the value of its  assets  in  any  one  issuer  other  than  the  U.S.  Government  or its instrumentalities

o  with  respect  to 75% of its  total  assets,  purchase  more  than 10% of the outstanding voting securities of any one issuer

o  invest 25% or more of its total assets in any one industry.

The following  pages describe some of the  investments  which may be made by the
Fund, as well as some of the management practices of the Fund.

FOREIGN SECURITIES -- The Fund may invest in foreign  securities  denominated in
U.S. dollars.  Foreign investments  increase the Fund's  diversification and may enhance  return,  but they also involve some special risks,  such as exposure to potentially adverse local political and economic  developments;  nationalization and exchange controls;  potentially lower liquidity and higher  volatility;  and possible problems arising from accounting, disclosure, settlement and regulatory practices  that  differ from U.S.  standards.  These  risks are  heightened  for investments in developing countries.

SMALLER  COMPANIES -- The Fund may invest in small- or  medium-sized  companies.
These  companies are more likely than larger  companies to have limited  product lines,  markets or financial resources,  or to depend on a small,  inexperienced management  group.  Stocks of these  companies may trade less  frequently and in limited  volume,  and their  prices  may  fluctuate  more  than  stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

CONVERTIBLE  SECURITIES AND WARRANTS -- The Fund may invest in debt or preferred equity  securities  convertible  into, or exchangeable  for, equity  securities.
Traditionally,  convertible  securities have paid dividends or interest at rates higher  than  common  stocks  but lower  than  nonconvertible  securities.  They generally  participate in the  appreciation  or  depreciation  of the underlying stock into which they are convertible,  but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with  options and other  features.  Warrants  are options to buy a stated
number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

RESTRICTED  SECURITIES -- The Fund may invest in restricted  securities that are eligible  for  resale  under  Rule  144A of the  Securities  Act of 1933.  These
securities   are  sold  directly  to  a  small  number  of  investors,   usually
institutions.  Unlike public offerings, restricted securities are not registered with the SEC. Although restricted securities which are eligible for resale under
Rule 144A may be readily  sold to  qualified  buyers,  there may not always be a market for them and their sale may  involve  substantial  delays and  additional costs.

Some of the management practices of the Fund include:

CASH RESERVES -- The Fund may establish and maintain  reserves as the Investment
Manager  believes is advisable to  facilitate  the Fund's cash flow needs (e.g., redemptions,  expenses and purchases of portfolio  securities) or for temporary, defensive  purposes.  Such  reserves may include  various  types of money market instruments,  certificates  of deposit,  bank  demand  accounts  and  repurchase agreements.

BORROWING  -- The Fund may borrow  money from banks as a  temporary  measure for emergency purposes,  to facilitate  redemption  requests,  or for other purposes consistent with the Fund's investment objective and program. Such borrowings may be  collateralized  with Fund  assets.  To the  extent  that the Fund  purchases securities  while it has outstanding  borrowings,  it is using  leverage,  i.e., using borrowed funds for  investment.  Leveraging  will exaggerate the effect on net asset value of any  increase  or decrease in the market  value of the Fund's portfolio.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by  appreciation  of the  securities  purchased;  in certain cases,  interest costs may exceed the return  received on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of  credit;  either  of  these  requirements  would  increase  the  cost of borrowing over the stated interest rate.

FUTURES AND OPTIONS -- The Fund may utilize futures and options on futures,  and may purchase  call and put options and write call and put options on a "covered"
basis.  Futures (a type of potentially  high-risk  derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the  future  at an  agreed-upon  price.  Options  (another  type of  potentially high-risk  derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a  predetermined  price in the  future.  Futures  and options contracts may be bought or sold for any number of reasons, including: to hedge the Fund's  portfolio,  to increase  returns,  to maintain exposure to the equity  markets to manage  exposure to changes in interest rates and bond prices and in an effort to enhance income. Futures contracts and options may not always be  successful  hedges;  their prices can be highly  volatile.  Using them could lower the Fund's total return,  and the  potential  loss from the use of futures can exceed the Fund's initial investment in such contracts.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The Fund may purchase and  sell  securities  on a "when  issued,"  "forward  commitment"  or  "delayed delivery"  basis.  The  price  of these  securities  is fixed at the time of the commitment  to buy,  but  delivery  and  payment  can take place a month or more later.  During the  interim  period,  the  market  value of the  securities  can fluctuate,  and no interest  accrues to the purchaser.  At the time of delivery, the value of the securities may be more or less than the purchase or sale price.
When the Fund  purchases  securities  on this  basis,  there is a risk  that the securities may not be delivered and that the Fund may incur a loss.

FINANCIAL HIGHLIGHTS

The financial  highlights  table is intended to help you  understand  the Fund's financial  performance for its Class A shares,  Class B shares,  Class C shares, and Class S shares  during the past five years or, the period since  commenceent of the Fund or share class. Certain information reflects financial results for a single Fund share.  The total  returns in the table  represent  the rate that an investor  would have  earned  (or lost) on an  investment  in the Fund  assuming reinvestment  of all  dividends and  distributions.  This  information  has been derived from financial  statements  that have been audited by Ernst & Young LLP, whose report,  along with the Fund's financial  statements,  are included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------
SECURITY SOCIAL AWARENESS FUND (CLASS A)
------------------------------------------------------------------------------------------
                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                     -----------------------------------------------------
                                                                        1998       1997
                                      2001(b)   2000(b)     1999(b)    (b)(c)    (b)(c)(d)
                                      -------   -------     -------    ------    ---------
PER SHARE DATA
Net asset value
  beginning of period.............    $26.04    $24.05      $19.37     $17.99     $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......     (0.07)    (0.13)      (0.05)       ---       0.08
Net gain (loss) on securities
   (realized and unrealized)......     (7.55)     2.50        5.09       1.42       2.91
                                       -----     -----       -----      -----      -----
Total from investment operations..     (7.62)     2.37        5.04       1.42       2.99

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............      ---       ---          ---      (0.04)       ---
Distributions
  (from realized gains)...........     (0.47)    (0.38)      (0.36)       ---        ---
                                       -----     -----       -----      -----      -----
Total distributions...............     (0.47)    (0.38)      (0.36)     (0.04)       ---
                                       -----     -----       -----      -----      -----
NET ASSET VALUE END OF PERIOD.....    $17.95    $26.04      $24.05     $19.37     $17.99
                                       =====     =====       =====      =====      =====
TOTAL RETURN(a)...................   (29.71)%     9.88%      26.12%      7.89%    19.93%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............    $10,909   $17,702     $13,403     $7,619    $6,209
Ratio of expenses to
  average net assets..............      1.43%     1.42%       1.42%      1.22%     0.67%
Ratio of net investment income
  (loss) to average net assets....    (0.30)%   (0.51)%     (0.22)%       ---      0.57%
Portfolio turnover rate...........        17%       26%         26%        41%       38%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
SECURITY SOCIAL AWARENESS FUND (CLASS B)
------------------------------------------------------------------------------------------
                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                     -----------------------------------------------------
                                                                        1998       1997
                                      2001(b)   2000(b)     1999(b)    (b)(c)    (b)(c)(d)
                                      -------   -------     -------    ------    ---------
PER SHARE DATA
Net asset value
  beginning of period.............    $24.96    $23.35      $19.01     $17.81     $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......     (0.28)    (0.38)      (0.30)     (0.19)     (0.08)
Net gain (loss) on securities
   (realized and unrealized)......     (7.20)     2.37        5.00       1.39       2.89
                                       -----     -----       -----      -----      -----
Total from investment operations..     (7.48)     1.99        4.70       1.20       2.81

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............       ---       ---         ---        ---        ---
Distributions
  (from realized gains)...........     (0.47)    (0.38)      (0.36)       ---        ---
                                       -----     -----       -----      -----      -----
Total distributions...............     (0.47)    (0.38)      (0.36)       ---        ---
                                       -----     -----       -----      -----      -----
NET ASSET VALUE END OF PERIOD.....    $17.01    $24.96      $23.35     $19.01     $17.81
                                       =====     =====       =====      =====      =====
TOTAL RETURN(a)...................   (30.44)%     8.53%      24.81%      6.74%     18.73%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............     $8,969   $12,633      $9,136     $5,245     $3,641
Ratio of expenses to
  average net assets .............      2.43%     2.43%       2.51%      2.20%      1.84%
Ratio of net investment income
  (loss) to average net assets....    (1.31)%   (1.52)%     (1.30)%    (0.98)%    (0.60)%
Portfolio turnover rate...........        17%       26%         26%        41%        38%
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY SOCIAL AWARENESS FUND (CLASS C)
--------------------------------------------------------------------------------
                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                 2001(b)   2000(b)   1999(b)(e)
                                                 -------   -------   ----------
PER SHARE DATA
Net asset value beginning of period..........    $25.50    $23.87      $24.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................     (0.28)    (0.41)      (0.22)
Net gain (loss) on securities
   (realized and unrealized).................     (7.35)     2.42       (0.38)
                                                  -----     -----       -----
Total from investment operations.............     (7.63)     2.01       (0.60)

LESS DISTRIBUTIONS:
Dividends (from net investment income).......       ---       ---         ---
Distributions (from realized gains)..........     (0.47)    (0.38)        ---
                                                  -----     -----       -----
Total distributions..........................     (0.47)    (0.38)        ---
                                                  -----     -----       -----
NET ASSET VALUE END OF PERIOD................    $17.40    $25.50      $23.87
                                                  =====     =====       =====
TOTAL RETURN(a)..............................   (30.39)%     8.43%     (2.45)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).........     $1,126      $918        $405
Ratio of expenses to average net assets .....      2.45%     2.55%       2.66%
Ratio of net investment income
  (loss) to average net assets...............    (1.33)%   (1.64)%     (1.46)%
Portfolio turnover rate......................        17%       26%         33%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY SOCIAL AWARENESS FUND (CLASS S)
--------------------------------------------------------------------------------
                                                                   FISCAL PERIOD
                                                                       ENDED
                                                                   SEPTEMBER 30
                                                                   -------------
                                                                    2001(b)(f)
                                                                    ----------
PER SHARE DATA
Net asset value beginning of period...............................    $22.93

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......................................     (0.16)
Net gain (loss) on securities (realized and unrealized)...........     (4.94)
                                                                       -----
Total from investment operations..................................     (5.10)

LESS DISTRIBUTIONS:
Dividends (from net investment income)............................       ---
Distributions (from realized gains)...............................       ---
                                                                       -----
Total distributions...............................................       ---
                                                                       -----
NET ASSET VALUE END OF PERIOD.....................................    $17.83
                                                                       =====
TOTAL RETURN(a)...................................................   (25.89)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)..............................        $23
Ratio of expenses to average net assets ..........................      2.38%
Ratio of net investment income (loss) to average net assets.......    (1.20)%
Portfolio turnover rate...........................................        17%
--------------------------------------------------------------------------------

(a)  Total return  information  does not reflect  deduction of any sales charges imposed at the time of purchase for Class A shares or upon  redemption  for
     Class B, Class C or Class S shares.

(b)  Net  investment  income  (loss) was  computed  using the average  month-end shares outstanding throughout the period.

(c)  Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:

                          ---------------------------
                                      1998      1997
                          ---------------------------
                          Class A     1.51%     1.70%
                          Class B     2.48%     2.80%
                          ---------------------------

(d)  Security  Social  Awareness  Fund was initially  capitalized on November 1,
     1996, with a net asset value of $15 per share.  Percentage  amounts for the period, except for total return, have been annualized.

(e)  Class "C" Shares  were  initially  offered  for sale on January  29,  1999.
     Percentage  amounts  for  the  period,   except  total  return,  have  been
     annualized.

(f)  Class "S" Shares  were  initially  offered  for sale on  February  1, 2001.
     Percentage  amounts  for  the  period,   except  total  return,  have  been
     annualized.  Total return has been  calculated  for the period  February 1,
     2001 through September 30, 2001.

                                   APPENDIX A
--------------------------------------------------------------------------------

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or  organizations  purchasing Class A shares of the Fund alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying  for reduced sales charges on purchases made pursuant to Rights of  Accumulation  or a Statement of  Intention,  the term  "Purchaser"
includes the following  persons:  an individual,  his or her spouse and children under the age of 21; a trustee or other  fiduciary  of a single  trust estate or single fiduciary account  established for their benefit;  an organization exempt from federal income tax under Section  501(c)(3) or (13) of the Internal Revenue
Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of the Fund, a Purchaser  may combine all previous  purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge.  The  Distributor  must be notified  when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the
Class A shares of the Fund, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT  OF  INTENTION  -- A  Purchaser  may  choose  to sign a  Statement  of
Intention  within 90 days after the first  purchase to be  included  thereunder, which  will  cover  future  purchases  of Class A shares of the Fund,  and other
Security Funds,  except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for  purchases  of $1  million  or  more) to  become  eligible  for the  reduced front-end  sales charge  applicable  to the actual  amount  purchased  under the
Statement.  Shares  equal to five  percent  (5%) of the amount  specified in the
Statement of Intention  will be held in escrow until the  statement is completed or  terminated.  These  shares may be redeemed by the Fund if the  Purchaser  is required to pay additional sales charges.

A Statement of Intention may be revised  during the 13-month (or, if applicable,
36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains  distributions are included in the total amount used to determine  reduced  sales  charges.  A Statement of Intention may be obtained from the Fund.

REINSTATEMENT  PRIVILEGE -- Shareholders  who redeem their Class A shares of the
Fund have a one-time  privilege  (1) to reinstate  their  accounts by purchasing
Class A shares  without a sales charge up to the dollar amount of the redemption proceeds;  or (2) to the extent the redeemed shares would have been eligible for the exchange  privilege,  to purchase  Class A shares of another of the Security
Funds,  without  a  sales  charge  up to the  dollar  amount  of the  redemption proceeds. To exercise this privilege,  a shareholder must provide written notice and a check in the  amount of the  reinvestment  within  thirty  days  after the redemption  request;  the reinstatement  will be made at the net asset value per share on the date received by the Fund or the Security Funds, as appropriate.

PURCHASES  AT NET ASSET VALUE -- Class A shares of the Fund may be  purchased at net asset value by (1)  directors,  officers  and  employees  of the Funds,  the
Funds' Investment Manager or Distributor;  directors,  officers and employees of
Security Benefit Life Insurance  Company and its  subsidiaries;  agents licensed with Security Benefit Life Insurance  Company;  spouses or minor children of any such agents; as well as the following relatives of any such directors,  officers and employees (and their spouses):  spouses,  grandparents,  parents,  children, grandchildren,  siblings,  nieces and nephews;  (2) any trust,  pension,  profit sharing or other benefit plan  established by any of the foregoing  corporations
for  persons   described   above;   (3)  retirement   plans  where  third  party
administrators  of such plans have entered into  certain  arrangements  with the
Distributor  or its  affiliates  provided that no commission is paid to dealers;
and (4) officers,  directors,  partners or registered representatives (and their spouses and minor children) of broker-dealers  who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment  purposes and that the securities  will not be transferred  or resold except  through  redemption or repurchase by or on behalf of the Fund.

Class A shares of the Fund may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial  intermediary who has authority to make investment decisions on behalf
of  the  investor;   or  (ii)  a  certified   financial  planner  or  registered
broker-dealer  who either  charges  periodic fees to its customers for financial planning,  investment  advisory or asset management  services,  or provides such services in connection with the establishment of an investment account for which a  comprehensive  "wrap fee" is imposed.  Class A shares of the Fund may also be purchased at net asset value when the purchase is made by retirement  plans that
(i) buy shares of the Security  Funds worth  $500,000 or more;  (ii) have 100 or more  eligible  employees at the time of purchase;  (iii)  certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv)
are provided administrative services by certain third-party  administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least
$1,000,000.  Purchases  made  pursuant  to this  provision  may be  subject to a deferred  sales charge of up to 1% in the event of a redemption  within one year of the purchase.

The  Distributor  must be notified when a purchase is made that qualifies  under any of the above provisions.

FOR MORE INFORMATION

--------------------------------------------------------------------------------
BY TELEPHONE-- Call 1-800-888-2461

BY MAIL-- Write to:
Security Management Company, LLC
700 SW Harrison Street
Topeka, KS 66636-0001

ON THE  INTERNET -- Reports and other  information  about the Fund can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional  information  about the Fund  (including  the Statement of Additional
Information)  can  be  reviewed  and  copied  at  the  Securities  and  Exchange
Commission's  Public  Reference Room in Washington,  DC.  Information  about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic  request at the following  e-mail address:  publicinfo@sec.gov  or by
writing  the  Public  Reference  Section  of  the  Commission,   Washington,  DC
20549-0201.
--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual  reports to  shareholders.  In the Fund's annual  report,  you will find a discussion of the market  conditions and investment  strategies that  significantly  affected the Fund's  performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  -- The Fund's  Statement  of  Additional
Information and the Fund's annual or semi-annual  report are available,  without
charge  upon  request  by  calling  the  Funds'   toll-free   telephone   number
1-800-888-2461,  extension 3127.  Shareholder  inquiries  should be addressed to
SMC, LLC, 700 SW Harrison Street,  Topeka, Kansas 66636-0001,  or by calling the
Fund's  toll-free  telephone  number  listed  above.  The  Fund's  Statement  of
Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

                   Security Equity Fund..........   811-1136